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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF EARLIEST EVENT REPORTED
                                NOVEMBER 27, 2000



                            DAIN RAUSCHER CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                   1-8186                  41-1228350
 (State or other jurisdiction  (Commission file number)      (IRS Employer
      of incorporation of                                 Identification Number)
         organization)


       DAIN RAUSCHER PLAZA, 60 SOUTH SIXTH STREET
                 MINNEAPOLIS, MINNESOTA                             55402-4422
        (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (612) 371-2711


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS

              Reference is made to Exhibit 99.1 filed herewith.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit 99.1 Press release announcing scheduled closing by mid-January of registrants' acquisition by Royal Bank of Canada.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       DAIN RAUSCHER CORPORATION
                                               Registrant



Date: November 28, 2000                By:          Daniel J. Collins
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                                                    Daniel J. Collins
                                           Senior Vice President and Controller


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                            DAIN RAUSCHER CORPORATION
                                INDEX OF EXHIBITS

Exhibit No.
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   99.1       Press release announcing scheduled closing by mid-January of registrants' acquisition by Royal Bank of Canada.


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